SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

          ------------------------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  June 30, 1998



                        CLARION COMMERCIAL HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)


                                    Maryland

                          (State or other jurisdiction
                                of incorporation)

                                    001-14167

                                (Commission File
                                     Number)

                                    13-398895

                                (I.R.S. Employer
                             Identification Number)


                  335 Madison Avenue, New York, New York 10017
                (Address of principal executive offices including
                                    zip code)

                                 (212) 883-2500
                         (Registrant's telephone number
                              including area code)



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Item 5.  Other Events

         On June 30, 1998, Clarion Commercial Holdings, Inc.("Clarion") announced Clarion's decision to initiate a program to repurchase shares of its Common Stock, par value $.001 per share. The news release announcing the repurchase program, dated June 30, 1998, is incorporated by reference herein, and is attached and filed herewith as Exhibit 99.3.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit is filed as part of this report:

                  (99.3) News release of Clarion Commercial Holdings, Inc. dated June 30, 1998.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        CLARION COMMERCIAL HOLDINGS, INC.
                                                     (Registrant)



Date:    July 7, 1998               By: /s/ Daniel Heflin
                                       ----------------------------------------
                                            Daniel Heflin
                                            Chief Executive Officer
                                              and President



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                                  EXHIBIT INDEX

Exhibit
Number   Description

99.3     The news release of Clarion Commercial Holdings, Inc.
         dated June 30, 1998.